Other (Expense)/Income	6 Months Ended
Jun. 30, 2021
Non Operating Expense Income [Line Items]
Other (Expense)/Income
14.	Other (Expense)/Income

	For The Six Months Ended June 30,
	2021	2020

	(in thousands)
Loss on Issuance of 2021 Convertible Bridge Notes Tranche One	$(84,291)	$—
Loss on Issuance of 2021 Convertible Bridge Notes Tranche Two	(12,185)	—
Loss on Issuance of 2021 Convertible Bridge Notes Rights Offering	(3,193)	—
Debt Issuance Costs Expensed For Debt Carried At Fair Value	(47,718)	—
Other	17	281

	$(147,370)	$281

In February 2021, the Company issued 2021 Convertible Bridge Notes (“ Bridge Notes”) in two tranches. The first tranche of the Bridge Notes were issued at par to several existing investors at a principal amount of $18.1 million and a fair value of $24.2 million. Additionally, certain investors in the first tranche of Bridge Notes received 126.6 million shares of Class A Common Stock with a fair value of $59.8 million and Warrants to purchase 42.5 million shares of Class A Common Stock with a fair value of $18.4 million. The transaction was not considered to be at arms-length. The Company had an external valuation performed on the Notes, Class A Common Stock and Warrants were determined that their fair value exceeded the proceeds received. Since no unstated rights and/or privileges were identified with the first tranche of the Bridge Notes, the Company recorded a loss on issuance of $84.3 million
The second tranche of the Bridge Notes were issued at par to several new investors and an existing investor at a principal amount of $40.0 million and a fair value of $52.2 million, resulting in a loss on issuance of $12.2 million.
In June 2021, the Company offered eligible stockholders an opportunity to invest in a portion of the Bridge Notes as part of a Rights Offering on substantially the same terms as offered to investors in the initial tranche of the Bridge Notes. The aggregate principal amount and fair value of the Bridge Notes issued to the participating shareholders in the Rights Offering were $0.5 million and $0.6 million respectively. Additionally, the investors received 3.4 million incentive shares of Class A Common Stock with a fair value of $2.6 million and 0.6 million incentive warrants exercisable for Class A Common Stock with a fair value of $0.5 million. No unstated rights and/or privileges were identified with respect to the Bridge Notes issued in connection with the Rights Offering, and the Company recorded a loss on issuance of $3.2 million.
The Company incurred and expensed $47.6 million in debt issuance cost related to the Bridge Notes issued in February and the modification of existing debt arrangements. These debt issuance cost consisted of 93.0 million Class A common shares valued at $43.9 million that were issued to certain guarantors in conjunction with modification of the Company’s line of credit and $3.7 million paid to third parties in cash. Additionally, the Company incurred $0.1 million in debt issuance costs related to the Rights Offering, which has been expensed.
The debt issuance costs were expensed because the Bridge Notes are being carried on the balance sheet at fair value. The modification of existing debt did not qualify as a Troubled Debt Restructuring nor did it result in the extinguishment of the debt.